GOODWILL	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
GOODWILL	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	Dec. 31, 2020	Dec. 31, 2019
Balance at beginning of the year	$667	$691
Foreign currency translation and other	(139)	(24)
Balance at end of the year	$528	$667
Goodwill mainly arose from the recognition of a deferred tax liability due to purchase price accounting upon the acquisition of our Brazilian regulated gas transmission business. Our company performed an impairment assessment as of December 31, 2020. Based on the operating performance at our Brazilian regulated gas transmission business, which benefits from stable, long-term, contracted cash flows and has been largely unimpacted by recent changes in the macroeconomic environment, no impairment of goodwill was recorded during the year. Our company also noted no changes to the tax circumstances that gave rise to the goodwill as at December 31, 2020.